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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            ----------------------

                                   FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
             PURSUANT TO SECTION 12(b) OR 12(g) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (THE "EXCHANGE ACT")


                                 eSpeed, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)

               Delaware                                  13-4063515
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(State of Incorporation or Organization)   (I.R.S. Employer Identification No.)

One World Trade Center, 103rd Floor, New York, NY                10048
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     (Address of Principal Executive Offices)                  (Zip Code)

If this form relates to the               If this forms relates to the
registration of a class of securities     registration of a class of securities
pursuant to Section 12(b) of the          pursuant to Section 12(g) of the
Exchange Act and is effective pursuant    Exchange Act and is effective pursuant
to General Instruction A.(c), please      to General Instruction A.(d), please
check the following box. /  /             check the following box. /X/

Securities Act registration statement file number to which this form relates: 333-87475
         ----------------
         (If applicable)

Securities to be registered pursuant to Section 12(b) of the Exchange Act:

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Securities to be registered pursuant to Section 12(g) of the Exchange Act;

                Class A Common Stock, $.01 par value per share
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                               (Title of Class)


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Item 1.  Description of Registrant's Securities to be Registered

         The description of the securities to be registered hereby as set forth under the caption "Description of Capital Stock" in (i) the prospectus (subject to completion) dated November 15, 1999 and included in Part I of Amendment No. 1 to the Registration Statement (Registration No. 333-87475) on Form S-1 (as amended, the "Registration Statement") of the registrant filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and (ii) the related final form of the prospectus to be filed with the Commission pursuant to Rule 424(b) of the Securities Act, is incorporated herein by reference.

Item 2.  Exhibits

         The following exhibits are filed as part of this registration statement:

      Exhibit No.  Exhibit Description
      -----------  -------------------

        3.1*       Amended and Restated Certification of Incorporation of the
                   Company
        3.2*       Amended and Restated By-Laws of the Company
        4.1*       Specimen Class A Common Stock certificate of the Company

* Previously filed with the Commission as an exhibit to the Registration Statement and incorporated herein by reference pursuant to Rule 12b-32(a) of the Exchange Act and Rule 102 of Regulation S-T.

                                      2



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                                  SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                eSPEED, INC.


Date: November 17, 1999         By: /s/ Howard W. Lutnick
                                    -------------------------------------------
                                    Name:  Howard W. Lutnick
                                    Title: Chairman and Chief Executive Officer


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                                EXHIBIT INDEX
                                -------------

Exhibit No.         Exhibit Description
-----------         -------------------
   3.1*             Amended and Restated Certificate of Incorporation
   3.2*             Amended and Restated By-Laws of the Company
   4.1*             Specimen Class A Common Stock Certificate of the Company

* Previously filed with the Commission as an exhibit to the Registration Statement and incorporated herein by reference pursuant to Rule 12b-32(a) of the Exchange Act and Rule 102 of Regulation S-T.